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                                                                    EXHIBIT 23.1


                               ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated September 28, 1998 included in Rural/Metro Corporation's Form 10-K for the year ended June 30, 1998 and to all references to our Firm included in this registration statement.

                                             ARTHUR ANDERSEN LLP

November 24, 1998